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                                                                   EXHIBIT 10.14

                        THIRD AMENDMENT TO LOAN AGREEMENT

         This amendment to Loan Agreement ("Amendment") is made as of November 30, 1999 by and among the following parties:

         Bank of America, N.A., formerly known as Bank of America National Trust and Savings Association ("Bank of America" and a "Lender")

         U.S. Bank National Association ("U.S. Bank" and a "Lender")

         Bank of America, N.A., formerly known as Bank of America National Trust and Savings Association, in its capacity as Agent ("Agent")

         Each of the several financial institutions which subsequently becomes party to the Loan Agreement pursuant to Section 11.7 (each individually a "Lender")

         Northwest Pipe Company, an Oregon corporation ("Borrower")

                                 R E C I T A L S

         A. The Borrower, the Lenders and the Agent are parties to that certain Amended and Restated Loan Agreement dated as of June 30, 1998, as amended as of December 23, 1998 and as of June 16, 1999 and as the same may be further amended, modified or extended from time to time (the "Loan Agreement") and the related Loan Documents described therein.

         B. The parties desire to amend the Loan Agreement as set forth below:

         NOW, THEREFORE, the parties agree as follows:

                                A G R E E M E N T

         DEFINITIONS. Capitalized terms used herein and not otherwise defined shall have the meaning given in the Loan Agreement.

         AMENDMENT TO SECTION 1.1. Section 1.1 of the Loan Agreement is amended by revising the definition of "Bridge Loan Commitment" as follows:

          "`BRIDGE LOAN COMMITMENT' shall mean $10,000,000 until December 31, 1999, after which there shall be no Bridge Loan Commitment."

         AMENDMENT TO SECTION 10.5 "MANNER OF BORROWING BRIDGE LOANS." Section
10.5 is amended by changing the Notice(s) of Borrowing date from no later than November 15, 1999 to no later than December 15, 1999.

         AMENDMENT TO SECTION 10.6 "REPAYMENT OF PRINCIPAL." Section 10.6 is amended by changing the expiration date of the Bridge Loans from December 1, 1999 to December 31, 1999.

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         MISCELLANEOUS.

         ENTIRE AGREEMENT. This Amendment comprises the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, representations or commitments.

         COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Amendment.

         GOVERNING LAW. This Amendment and the other agreements provided for herein and the rights and obligations of the parties hereto and thereto shall be construed and interpreted in accordance with the laws of the State of Oregon.

         CERTAIN AGREEMENTS NOT ENFORCEABLE.

     UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE LENDERS AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION, AND BE SIGNED BY THE LENDERS TO BE ENFORCEABLE.

         EXECUTED AND DELIVERED by the duly authorized officers of the parties as of the date first above written.

BORROWER:           NORTHWEST PIPE COMPANY

                    By: /s/ JOHN D. MURAKAMI
                    Its: VICE PRESIDENT, CHIEF FINANCIAL OFFICER

                        Address: 12005 N. Burgard
                                          Portland, OR  97203
                                          Fax No. (503) 240-6615

LENDER:             BANK OF AMERICA, N.A.

                    By: /s/ ED KLUSS
                    Its: VICE PRESIDENT

                        Address: Commercial Banking
                                          121 S.W. Morrison Street, Suite 1700
                                          Portland, OR  97204
                                          Fax No. (503) 275-1391
                                          Attn: Larry C. Ellis

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                    U.S. BANK NATIONAL ASSOCIATION

                    By: /s/ GREG SALIBA
                    Its: ASSISTANT VICE PRESIDENT

                         Address: Oregon Corporate Banking, T-4
                                           111 S.W. Fifth Avenue, Suite 400
                                           Portland, OR  97208
                                           Fax No. (503) 275-7290
                                           Attn:  Rick S. Williams

         AGENT:     BANK OF AMERICA, N.A.

                    By: /s/ DORA A. BROWN
                    Its: VICE PRESIDENT

                         Address: Agency Services
                                           701 Fifth Avenue, Floor 16
                                           Seattle, WA  98104
                                           Fax No. (206) 358-0971
                                           Attn:  Dora A. Brown